GENERAL AND ADMINISTRATIVE EXPENSES (Schedule of General and Administrative Expenses) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
General and Administrative Expense [Abstract]
Salaries and related expenses	$ 2,042	$ 1,698	$ 1,506
Share-based compensation, net	162	243	95
Professional services	710	574	705
Office Rent And Maintenance	172	174	180
Depreciation	36	25	17
Others	1,850	1,210	1,092
Total general and administrative expenses	$ 4,972	$ 3,924	$ 3,595